UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2017 (November 6, 2017)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Events.
On November 6, 2017, Harris Corporation (“Harris”) closed its issuance and sale of $250,000,000 aggregate principal amount of its Floating Rate Notes due April 2020 (the “Notes”). The Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.480% per year.

The Notes were offered and sold under Harris’ “automatic shelf” Registration Statement on Form S-3 (Registration No. 333-213408) filed with the Securities and Exchange Commission (“SEC”) on August 31, 2016 (the “Registration Statement”). In connection with the issuance and sale of the Notes, the Company filed a Prospectus dated August 31, 2016, and a related Prospectus Supplement dated November 1, 2017, which relate to the issuance and sale of the Notes.

The Notes were issued pursuant to an Indenture, dated as of September 3, 2003 (Exhibit 4(b)(i) to the Registration Statement), between Harris and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

•	Underwriting Agreement, dated as of November 1, 2017, between Harris and Morgan Stanley & Co. LLC, on behalf of itself and the several underwriters named therein;

•	Form of Floating Rate Global Note due April 2020; and

•	Opinion of Holland & Knight LLP as to the validity of the Notes.
In connection with the closing of the sale of the Notes, Harris used the net proceeds from the sale of the Notes, together with cash on hand, to repay in full the approximately $250 million in remaining outstanding indebtedness under the 5-year tranche of its $1.3 billion senior unsecured term loan facility with Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders and agents party thereto, pursuant to a Term Loan Agreement, dated as of March 16, 2015 (Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on March 19, 2015), as amended.
Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 1, 2017, between Harris Corporation and Morgan Stanley & Co. LLC, on behalf of itself and the several underwriters named therein.
4.1	Form of Floating Rate Global Note due April 2020.
5.1	Opinion of Holland & Knight LLP as to the validity of the Notes.
23.1	Consent of Holland & Knight LLP (included as part of Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Rahul Ghai
		Name:	Rahul Ghai
Date: November 9, 2017		Title:	Senior Vice President and Chief Financial Officer

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